UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33515	13-3690261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Zang Street, Suite 300

Lakewood, Colorado 80228

(Address of principal executive offices)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the Merger (as defined below), on November 5, 2014, the Company repaid all of the outstanding obligations in respect of principal, interest and fees under its Amended and Restated Credit Agreement dated as of December 6, 2012, by and among the Company, with Bank of America, N.A., as administrative agent, and the lenders named therein (the “Credit Agreement”), and terminated all applicable commitments under the Credit Agreement. No penalties were paid in connection with such repayments.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 5, 2014, the Company, (i) notified the NASDAQ Stock Market (“Nasdaq”) of the consummation of the merger of Spruce Merger Sub, Inc. (“Purchaser”) with and into the Company (the “Merger”) in accordance with the terms of the Agreement and Plan of Merger, dated as of September 29, 2014, among the Company, JAB Beech Inc. (“Parent”) and Purchaser (the “Merger Agreement”) and the Delaware General Corporation Law (the “DGCL”) and (ii) requested that Nasdaq file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the shares of common stock, par value $0.001, of the Company (the “Shares”) under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Form 25 is expected to become effective 10 days after the filing date of the Form 25. Trading of the Shares on Nasdaq will be suspended as of the close of trading on November 5, 2014. Following delisting, the Company intends to file with the SEC a Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On November 5, 2014, Purchaser completed its tender offer (the “Offer”) for all outstanding Shares of the Company, at a price of $20.25 per Share, net to the seller in cash (less any required withholding taxes and without interest) (the “Offer Price”), pursuant to the terms of the Merger Agreement. The Offer expired at 12:00 midnight, New York City time, at the end of Tuesday, November 4, 2014. Computershare Trust Company, N.A., the depositary for the Offer, advised Parent and Purchaser that, as of the expiration time of the Offer, a total of 16,498,208 Shares were validly tendered and not withdrawn (including Shares delivered through notices of guaranteed delivery), representing approximately 87.0792% of the Shares outstanding on a fully diluted basis. On November 5, 2014, Purchaser accepted for payment all Shares that were validly tendered and not withdrawn prior to the expiration time of the Offer (such time of acceptance, the “Acceptance Time”) and has delivered payment for such Shares.

As described above, the Merger was completed on November 5, 2014. The Merger was governed by Section 251(h) of the DGCL, with no stockholder vote required to consummate the Merger. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each Share issued and outstanding immediately prior to the Effective Time (other than (i) Shares owned by Parent, Purchaser or any other affiliate of Parent that is directly or indirectly wholly owned by the ultimate parent of Parent, (ii) Shares owned by the Company or any direct or indirect wholly owned subsidiary of the Company and (iii) any Shares held by Company stockholders who have properly demanded and perfected their dissenters’ rights under Delaware law) were converted into the right to receive the Offer Price.

The aggregate consideration paid by Purchaser in the Offer and Merger was approximately $365,656,984, without giving effect to related transaction fees and expenses and the repayment of outstanding balances under the Credit Agreement. Purchaser funded the payment through the issuance of debt by an affiliate of Parent to a subsidiary of Parent.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation on Schedule 14D-9 originally filed by the Company with the SEC on October 6, 2014 (the “Schedule 14D-9”), which is included as Exhibit 20.1 to this Current Report on Form 8-K, and (ii) the Tender Offer Statement on Schedule TO originally filed by Purchaser and Parent with the SEC on October 6, 2014 (the “Schedule TO”), which is included as Exhibit 20.2 to this Current Report on Form 8-K, and such information is incorporated herein by reference.

The foregoing description of certain provisions of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on September 29, 2014.

The information set forth below in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

A copy of the joint press release issued by Parent and the Company on November 5, 2014, announcing Purchaser’s acceptance for payment of the Shares validly tendered prior to the expiration of the Offer and announcing the completion of the Merger is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In accordance with the terms of the Merger Agreement, the directors of Purchaser immediately prior to the Effective Time, Joachim Creus, David Bell and Markus Hopmann, became the only directors of the Company effective as of, and immediately following, the Effective Time. Accordingly, each of Michael W. Arthur, E. Nelson Heumann, Frank C. Meyer, Edna K. Morris, Thomas J. Mueller and S. Garrett Stonehouse, Jr. ceased serving as a director of the Board of Directors of the Company at the effective time of the Merger.

Information about Messrs. Creus, Bell and Hopmann is contained in the Offer to Purchase dated October 6, 2014 filed by Parent and Purchaser as Exhibit (a)(1)(A) to the Schedule TO, which information is incorporated herein by reference. At the time Messrs. Creus, Bell and Hopmann assumed the role of director it had not yet been determined which committees, if any, of the Board of Directors of the Company on which Messrs. Creus, Bell and Hopmann would serve.

The foregoing description of certain provisions of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on September 29, 2014.

The other information required by Item 5.02 of Form 8-K is contained in the Schedule 14D-9, which is included as Exhibit 20.1 to this Current Report on Form 8-K, and such information is incorporated by reference herein.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the certificate of incorporation of the Company and the by-laws of the Company were each amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2 hereto, which are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On November 5, 2014, Parent and the Company issued a joint press release announcing Purchaser’s acceptance for payment of the Shares validly tendered prior to the expiration of the Offer and the completion of the Merger. A copy of this joint press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended and Restated Certificate of Incorporation of Einstein Noah Restaurant Group, Inc. dated November 5, 2014.

3.2 Fifth Amended and Restated By-Laws of Einstein Noah Restaurant Group, Inc. dated November 5, 2014.

20.1 Solicitation/Recommendation Statement on Schedule 14D-9 of Einstein Noah Restaurant Group, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on October 6, 2014).

20.2 Tender Offer Statement on Schedule TO of Spruce Merger Sub, Inc. and JAB Beech Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on October 6, 2014).

99.1 Joint press release issued by JAB Beech Inc. and Einstein Noah Restaurant Group, Inc. on November 5, 2014 (incorporated by reference to Exhibit (a)(5)(b) to the Tender Offer Statement on Schedule TO, as amended, filed with the Securities and Exchange Commission by JAB Beech Inc. and Spruce Merger Sub, Inc. on November 5, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

	By:	/s/ Rhonda J. Parish
Rhonda J. Parish
Date: November 5, 2014		Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

3.1 Amended and Restated Certificate of Incorporation of Einstein Noah Restaurant Group, Inc. dated November 5, 2014.

3.2 Fifth Amended and Restated By-Laws of Einstein Noah Restaurant Group, Inc. dated November 5, 2014.

20.1 Solicitation/Recommendation Statement on Schedule 14D-9 of Einstein Noah Restaurant Group, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on October 6, 2014).

20.2 Tender Offer Statement on Schedule TO of Spruce Merger Sub, Inc. and JAB Beech Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on October 6, 2014).

99.1 Joint press release issued by JAB Beech Inc. and Einstein Noah Restaurant Group, Inc. on November 5, 2014 (incorporated by reference to Exhibit (a)(5)(b) to the Tender Offer Statement on Schedule TO, as amended, filed with the Securities and Exchange Commission by JAB Beech Inc. and Spruce Merger Sub, Inc. on November 5, 2014).